Exhibit 10.29


                                    INTER-TEL
                                  LEASING, INC.

                               Total Lease Program
                                 Lease Agreement

================================================================================
          LEASE NUMBER                             INTER-TEL ACCOUNT NO.
            118440
--------------------------------------  ----------------------------------------

                        RENT COMMENCEMENT DATE: 05/01/02
                                                --------

                              SCHEDULE OF PAYMENTS

        36    MONTHLY PAYMENTS OF $3,040.58
        -----                      -------------------------------------------
                                   (applicable taxes to be billed)

EXCEPT AS OTHERWISE INDICATED BELOW:

[_]  QUARTERLY

[_]  OTHER ___________________________________________________________________

           _____ PAYMENTS OF $ _______________________________________________
                                       (applicable taxes to be billed)

PAYABLE AT SIGNING OF THE LEASE (check one)

[_]  SECURITY DEPOSIT PER PARAGRAPH 5 $ ______________________________________
[_]  FIRST _____ TOTAL PAYMENT $ _____________________________________________
[_]  OTHER ___________________________________________________________________
================================================================================
BRANCH OFFICE ADDRESS:
     4909 E. McDowell Rd. Ste 106
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CITY                                            COUNTY
     Phoenix                                    Maricopa
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STATE                                           ZIP
     Arizona                                    85008
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LOCATION OF EQUIPMENT IF OTHER THAN BELOW:

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CITY                                            COUNTY

--------------------------------------------------------------------------------
STATE                                           ZIP

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EQUIPMENT DESCRIPTION:
                          STATED ON ATTACHED SCHEDULE 1
================================================================================
Dear Lessee: We have written this lease in plain language because we want you to fully understand its terms. Please read your copy of this lease carefully and feel free to ask us any questions you may have about it. We use the worlds you
                                                                             ---
and  your to mean the lessee indicated below.  The words we, us and our refer to
     ----                                                --  --     ---
the  lessor indicated below.  The words the Branch refer to the branch office of
                                        --- ------
Inter-Tel Communications, Inc. or Inter-Tel DataCom, Inc. or InterTel Technologies, Inc. with which you have entered into a separate agreement to install and maintain the equipment you are leasing. The words branch agreement
                                                                ------ ---------
refer to the agreement between you and the Branch for the installation, maintenance and warranty of the equipment.

     1. LEASE AGREEMENT: You agree to lease from us and we agree to lease to you the equipment listed above, which you agree will be used for business purposes only. You promise to pay us the sum of all of the rental payments indicated on the schedule above and/or attached, which sun can be calculated by multiplying the number of payments times the payment amount indicated on the schedule(s). You may request, from time to time, that additional equipment added will become a part of this agreement and also agree to pay the additional rental payments due.

     2. ORDERING EQUIPMENT: You request that we arrange delivery of the equipment to you by the Branch. If the equipment has not been delivered, installed, and accepted by you within forty-five (45) days from the date that we ordered the equipment, we may on ten (10) days written notice to you terminate the lease and our obligations to you. In the event that we have issued a purchase contract or order for the equipment, you agree that the purchase order or contract is acceptable to you. If you have entered into a purchase contract for the equipment, you agree to assign it to us, effective when we pay for the equipment.

     3. NO WARRANTIES: WE ARE LEASING THE EQUIPMENT TO US "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR ORDINARY USE IN CONNECTION WITH THIS LEASE. If the branch or anyone else has made a representation or warranty to you as to the equipment or any other matter, you agree that any such representation or warranty shall not be binding on us, nor shall the breach of such relieve you of, or in any way affect, any of your obligations to us under this lease. If the equipment is not satisfactory for any reason, you shall make your claim only against the Branch and you shall nevertheless pay us all rent payable under this lease. So long as you are not in default under any of the terms of this lease, we transfer to you any warranties made to us by the Branch, manufacturer or supplier. You understand and agree that only an authorized officer of Inter-Tel Leasing, Inc. is authorized to waive or change any term or condition of this lease and no change is valid until and unless it is reduced to writing and signed by both parties. YOU AGREE THAT, REGARDLESS OF CAUSE, YOU WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST US FOR LOSS OF PROFITS YOU EXPECTED TO MAKE OR ANY OTHER DIRECT, SPECIAL OR INDIRECT DAMAGES. You acknowledge that we shall not be responsible for any service, repairs, or maintenance or service provided by the Branch. We are not a party to the Branch Agreement or any other agreements between you and the Branch, and even if you have a dispute regarding any maintenance or service provided by the Branch, you will continue to pay us all payments due under this lease and all schedules to this lease. We agree to use our best efforts, on your behalf, to cause the Branch to perform its obligations under the Branch Agreement.

     4. NON-CANCELLABLE LEASE: Except as provided by the upgrade provision contained in the Branch Agreement, this lease cannot be cancelled.

  SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS
                                      LEASE
================================================================================
ACCEPTED:  INTER-TEL LEASING, INC. LESSOR
     1140  WEST  LOOP  NORTH,  HOUSTON,  TEXAS  77055-7218

BY:  /s/ Susan Otto, VP                                        DATE:  5-17-02
     ---------------------------------------------------------       ---------
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DELIVERY  AND  ACCEPTANCE  OF  EQUIPMENT

I HEREBY CERTIFY ON BEHALF OF THE LESSEE THAT ALL OF THE EQUIPMENT TO BE LEASED HAS BEEN DELIVERED AND INSTALLED. THE INSTALLATION AND ALL OTHER WORK NECESSARY FOR THE EQUIPMENT'S USE HAS BEEN SATISFACTORILY COMPLETED. THE DELIVERY DATE IS THE DATE THIS ACCEPTANCE IS SIGNED.

Signature  X  /s/  Carl Puerschner                              Date:  4-19-02
              ------------------------------------------------       ---------
Print Name:  Carl Puerschner                                    Time: DOT.
             -------------------------------------------------       ---------
================================================================================
LESSEE (FULL LEGAL NAME)
YP. NET, INC
------------------------------------------------------------------------------
4840 E. Jasmine St. Suite 105  Attn: Acctng
------------------------------------------------------------------------------
BILLING  ADDRESS

Mesa                         Maricopa          AZ                      85205
------------------------------------------------------------------------------
CITY                         COUNTY          STATE                      ZIP

PHONE  NO.  (480) 860-0011                                     DATED  02/12/02
                  -------------------------------------------       ----------

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(THE  UNDERSIGNED  CERTIFIES  THAT  THE  EQUIPMENT  SHALL  BE  USED FOR BUSINESS
PURPOSES AND AGREES THAT NO MODIFACTION TO THE LEASE WILL BE EFFECTIVE UNLESS MADE IN WRITING AND SIGNED BY BOTH PARTIES.

BY  X /s/ Pamela Thompson
     -------------------------------------------------------------------------
Print Name  Pamela Thompson, CFO, Sec CFO
          --------------------------------------------------------------------
================================================================================
                                PERSONAL GUARANTY

     I guarantee that the lessee will make all payments and pay all the other charges required under this lease when they are due and will perform all other obligations under this lease fully and promptly. I also agree that you may make other arrangements with the lessee and I will still be responsible for those payments and other obligations. You do not have to notify me if the lessee fails to meet all of the obligations under the lease. If lessee fails to meet all of its obligations, I will immediately pay in accordance with the default provisions of the lease all sums due under the original terms of the lease and will perform all other obligations of lessee under the lease. I will reimburse you for all the expenses you incur in enforcing any of your rights against the lessee or me, including attorney fees. If this a corporate guaranty, it is authorized by the Board of Directors of the guaranteeing corporation. If this is a partnership guaranty, it is authorized under the partnership agreement. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. I AGREE AND CONSENT THAT THE COURT OF THE STATE OF TEXAS, HARRIS COUNTY OR ANY FEDERAL DISTRICT COURT HAVING JURISDICTION IN THAT COUNTY SHALL HAVE JURISDICTION AND SHALL BE PROPER LOCATION FOR THE DETERMINATION OF DISPUTES ARISING UNDER THIS LEASE. I agree and consent that you may serve me by registered or certified mail, which will be sufficient to obtain jurisdiction. I waive trial by jury in any action between us.

X
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PERSONAL GUARANTOR SIGNATURE     PRINT NAME     SOCIAL SECURITY NUMBER    DATED

X
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PERSONAL GUARANTOR SIGNATURE     PRINT NAME     SOCIAL SECURITY NUMBER    DATED
================================================================================

                                                                       INTER-CEL
                                                               TECHOLOGIES, INC.

                                   SCHEDULE 1
                  EQUIPMENT ITEMIZATION and SYSTEM FEATURES FOR
                                     YP.net
                                     ------

PBX EQUIPMENT CABINET SYSTEM
     1    AXXESS 256 NT-CPU Desktop PBX
     1    AXXESS Expansion Cabinet
     1    Voice Mail 8 Ports - NT Platform (150 Hours Storage)
     1    OPC  Card
     1    DSP  PAL

TERMINALS:
     10   Executive Digital Telephone with 6 lines x 16 character Display
     10   Standard Digital Telephone with 2 lines x 16 character Display
     40   Basic Digital Keysets
     2    Busy Lamp Field/DSS
     2    PCDPM (for DSS/BLF)
     3    INT2000 Cordless Phones

STATION CARDS:
     4    DKSC- 16 Port Digital Station Card (equipped for 64 digital phones)
     1    SLC- 16 Ports, AC Ring (for Oaisys application)
     1    Power Supply for SLC-16

TRUNK/LINE CARDS:
     3    AXXESS T1/PRI Card with CSU, 2 DTMP Senders & Cable
     2    AXXESS T1 Card with CSU, 2 DTMF Senders and Cable
     1    AXXESS 4 Port Loop Start CO Card
     1    AXXESS 4 Port Daughter CO Card

SOFTWARE:
     1    AXXESS 5.3 100-Unit Standalone Software Key

TASKE ACD CAL REPORTING:
     1    TASKE Mitel to Inter-Tel Path**
     1    Additional Supervisor Client

                                                                       INTER-CEL
                                                               TECHOLOGIES, INC.

SCREEN  POP  APPLICATIONS  (OASYS):
     1    OAISYS Net  Server Software
     25   NetPhone
     1    Auto Call Record
     1    Call-Router, System Level
     1    Database Assistant
     12   Voice Assistant Software
     3    4 Port Analog Voice Card
     1    OAISYS 2000 Server (Base server - all options extra)

OTHER:
     1    Music-On-Hold Hook-up
     1    Desktop OAIC Developers Toolkit
     1    Reader Board for ACD 2 lines x 54  characters
     1    150 foot/50 pair feeder cable
     1    Prewire for reader board
     Lot  Installation & Training
     1    Yr Parts & Labor Warranty


TOTAL SYSTEM PRICE:   $109,890.55

TOTAL SALE PRICE:     $ 83,500.00**


* Price include Qwest Local Service w/2 Free Rental T1 cards ** Upgrading existing Mitel TASKE to Inter-Tel version


Inter-Tel  Technologies,  Inc               YP.net

/s/  Suzette  Chezman                       /s/  Angelo  Tullo
-----------------------------               -----------------------------
Signature                                   Signature

2/4/02                                      2/4/02
-----------------------------               -----------------------------
Date                                        Date

                                   SCHEDULE II
                             To Branch Agreement for
               Installation, maintenance and warranty of equipment

                               AXXESS (36 MONTHS)
This Schedule 2 more particularly identifies the Customer's options relating to Add-On Equipment Rates, Renewal Options, Upgrade Capability, and Transfer Cost for System Relocation once signed by the Customer becomes a part of the Agreement between YP.net Inc and the branch.
                    -----------

     1.   Add-On  Equipment  Rates

          A. The following listed equipment can be added at any time during the term of the Agreement at the following rates and as long as such additions are within the system's capabilities.

               EQUIPMENT                             DESCRIPTION                         MONTHLY RATES
               ---------                             -----------                         -------------

               550.2200                              DKSC - 8                                27.40
               550.2250                              DKSC -16                                57.51
               550.2300                              LSC                                     26.98
               550.2301                              LSC Daughter Card                       21.52
               550.3018                              Inter-Tel PCDPM Card                    14,44
               550.3015                              Axxess MDPM Card                        15.85
               550.4400                              Std. Digital Green/Red LED              26.93
               550.4500                              Executive Digital Gr/Red LED            33.66
               550.4200                              DBS                                     28.66
               520.4300                              Basic Digital Green/Red LED             22.00
               550.2208                              Analog Keyset Card                      60.62
               550.2101                              Single-Line Cart (SLC8)                 60.62
               550.2116                              Single-Line Card (SLC16)               104.67
               550.2309                              LGC Card                                42.52
               550.2310                              LGC Daughter Card                       35.03
               770.4500                              IP Phone                                44.21
               770.2260                              IPC Card                                90.12
               550.2220                              ISDN Basic Rate Station Interface       83.35
               550.2230                              ISDN Basic Rate U Interface Card       126.84
               550.2740                              ISDN T-1/ E-1 PRI                      122 01
               827.8877                              ISDN PRI PAL                            59.19

                                                     CPU MIGRATION PRICING FOR CPU
                                                     -----------------------------
                                                     EXPANSIONS
                                                     ----------
               550.2015                              64 to 128 CPU**                         75.59
               650.9037                              123 to 256 CPU**                       133 81
               BOTH PARTS BELOW REQUIRED             256 to 512"-includes both parts        236.92
               >>550.2026                            >>PCM-F Card for 256 to 512
               >>550.9036                            >>CPU Slave
               **Hardware only: Software, memory
               or new Pal (if needed) not included.
                                                     SOFTWARE UPGRADE
                                                     ----------------
                                                     Fixed Software Upgrade                  15.00


          B. There will be no additional charges for installation if the equipment is added to the present office location. Any detached locations will be priced with additional labor and material charges in effect at the time of such installation.
          C. The Customer agrees that Add-On Equipment orders are subject to credit approval, and the Customer cannot be in default of this Agreement or the Lease Agreement.

     II.  Renewal  Options

          A. The Customer has the option to renew this Agreement for an additional term of three (3) years which period of time shall be defined as the Renewal Option Term.
          B. The monthly rental price for the Renewal Option Term shall be equal to fifty percent (50%) of the rental rate in effect at the time of the renewal including supplements.
          C. The Maintenance and Warranty provisions contained in this Agreement shall continue in full force and effect during the Renewal Option Term.
          D. The Add-On Equipment Rates as specified in Article I hereof shall be applicable for the duration of the Renewal Option Term.


     III.  Upgrade  Capability

          The Customer is hereby granted the option to upgrade its system with Inter-Tel with no financial penalties or cancellation charges. Inter-Tel guarantees that the upgraded system rates will be the same as offered to other customers with the same system. In order to qualify, the Customer hereby agrees to the following provisions:

          A. At least twenty-four (24) payments shall have been received by Inter-Tel on this Agreement.
          B. The central operating unit and substantially all of the station equipment of the current system must be replaced and/or upgraded with either (1) a larger capacity unit, or (2) and equal or larger capacity unit relative to a newer technology providing additional features and capabilities. In either event, the number of installed telephones or phone lines must be equal or greater than the current system.
          C. The Customer cannot be in default on this Agreement, and the upgrade is subject to credit approval.


     IV.  Transfer  Cost  for  System  Relocation

          The Customer is hereby granted the right to have Inter-Tel perform the labor of relocating the system at a thirty percent (30%) discount of the standard published rate of Inter-Tel in effect at the time of relocation of the system.




     /s/  Pamela  Thompson
     --------------------------------------------
     Signature by Customer for Identification
     Pamela Thompson CFO